Exhibit 32.2
Certification of Chief Financial Officer and Vice President of Administration
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Christopher P. Lowe, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Anthera Pharmaceuticals, Inc. on Form 10-Q for the quarterly period ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Anthera Pharmaceuticals, Inc.

By:	/s/ Christopher P. Lowe
	Name:	Christopher P. Lowe
	Title:	Chief Financial Officer and Vice President of Administration

Date: November 12, 2010

53